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                                                                    EXHIBIT 10.1
                            GERIMED OF AMERICA, INC.

                                STOCK OPTION PLAN

         1. PURPOSE.

         This GeriMed of America, Inc. Stock Option Plan ("Plan"), provides for the grant of Stock Options, Reload Options and Stock Appreciation Rights to Key Employees of GeriMed of America, Inc. (the "Company"), and such of its subsidiaries (as defined in Section 424(f) of the Code) as the Board of Directors of the Company (the "Board") shall from time to time designate ("Participating Subsidiaries"), in order to advance the interests of the Company and its Participating Subsidiaries, if any, through the motivation, attraction and retention of their respective Key Employees.

         2. INCENTIVE STOCK OPTIONS AND NON-INCENTIVE STOCK OPTIONS.

         The Stock Options granted under this Plan may be either Incentive Stock Options ("ISOs") which are intended to be "Incentive Stock Options" as that term is defined in Section 422 of the Code; or Nonstatutory Stock Options ("NSOs") which are intended to be options that do not qualify as "Incentive Stock Options" under Section 422 of the Code. All Stock Options shall be ISOs unless the Option Agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as NSOs. Subject to the other provisions of this Plan, a Participant may receive ISOs and NSOs at the same time, provided that the ISOs and NSOs are clearly designated as such.

         3. ADMINISTRATION.

         3.1 Committee. With respect to grants of Stock Options, Reload Options and Stock Appreciation Rights to Key Employees other than officers and directors of the Company, this Plan shall be administered by a committee composed of at least two members of the Board, unless the Board is comprised of only one director, in which case this Plan will be administered by the Board (the "Committee"). With respect to grants of Stock Options, Reload Options and Stock Appreciation Rights to Key Employees who are officers or directors of the Company, this Plan shall be administered by the Board, if each director is a Disinterested Person, or by a special committee of two or more Disinterested Persons. Such special committee may be the Committee if all of the members thereof are Disinterested Persons, or a separate committee appointed by the Board composed of at least two Disinterested Persons. The Committee or the Board, as the case may be, shall have full authority to administer this Plan, including, but not limited to, authority to interpret and construe any provision of this Plan and any Stock Option, Reload Option or Stock Appreciation Right granted hereunder, to adopt such rules and regulations for administering this Plan as it may deem necessary in order to comply with the requirements of this Plan or the Code or in order that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulations applicable thereto and to take the actions permitted hereunder. The Committee or the Board may delegate any of its responsibilities under this Plan, other than its responsibility to make grants of Stock Options, Reload Options and Stock Appreciation Rights, to determine whether the Stock Appreciation Rights, if any, payable to a Participant shall be paid in cash, in shares of Common Stock or a combination thereof, or to




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interpret and construe this Plan. If the Board is composed entirely of
Disinterested Persons, the Board may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities of the Committee, and to any special committee appointed by the Board to administer particular aspects of this Plan.

         3.2 Actions of Committee. All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, and all members of the Committee shall, in addition to their rights as directors, be fully indemnified by the Company with respect to any such action, determination or interpretation.

         4. DEFINITIONS.

         4.1 "Code". The Code is the Internal Revenue Code of 1986, as amended.

         4.2 "Class A Common Stock". A share of Class A Common Stock means a share of $.01 par value Class A common stock of the Company.

         4.3 "Disinterested Person". A Disinterested Person is a director of the Company who, during the shorter of (a) the one-year period prior to service as an administrator of this Plan, or (b) the period between the date on which capital stock of the Company is registered pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended (the "1934 Act") and the director's service as an administrator of this Plan, has not been granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any of its affiliates except as may be permitted by Rule 16b-3(c)(2) promulgated under the 1934 Act or any successor to such rule.

         4.4 "Fair Market Value". If the Class A Common Stock is not traded publicly, the Fair Market Value of a share of Class A Common Stock on any date shall be determined, in good faith, by the Committee after such consultation with outside legal, accounting or other experts as the Committee may deem advisable, and the Committee shall maintain a written record of its method of determining such value. If the Class A Common Stock is traded publicly, the Fair Market Value of a share of Class A Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers through NASDAQ (its automated system for reporting quotes), for the date in question or, if the Class A Common Stock is listed on the NASDAQ National Market System or is listed on a national stock exchange, the official quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question.

         4.5 "Key Employee". A Key Employee is an employee of the Company or a Participating Subsidiary, if any, whose judgment, initiative and continued efforts are expected to contribute to the successful conduct of the business of the Company, as determined by the Committee, in its sole discretion.


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         4.6 "Option Agreement". An Option Agreement is a written agreement evidencing a Stock Option.

         4.7 "Option Price". An Option Price is the price which the Committee designates for the exercise of a Stock Option.

         4.8 "Participant". A Participant is a Key Employee to whom a Stock Option, Reload Option and/or Stock Appreciation Right is granted.

         4.9 "Redemption Value". The Redemption Value of shares of Class A Common Stock purchasable under a Stock Option shall be the amount, if any, by which the Fair Market Value of one share of Class A Common Stock on the date on which the Stock Option is exercised exceeds the Option Price for such share.

         4.10 "Reload Option". A Reload Option is a Stock Option granted under and subject to the terms of Section 8 of this Plan.

         4.11 "Stock Appreciation Right". A Stock Appreciation Right is the right to receive payment, in shares of Class A Common Stock, cash or a combination of shares of Class A Common Stock and cash, of the Redemption Value of a specified number of shares of Class A Common Stock then purchasable under the Stock Option.

         4.12 "Stock Option". A Stock Option is the right granted under this Plan to a Key Employee to purchase, at such time or times and at such Option Price as are determined by the Committee and specified in the Option Agreement, the number of shares of Class A Common Stock determined by the Committee and specified in the Option Agreement.

         5. ELIGIBILITY AND PARTICIPATION.

         Grants of Stock Options, Reload Options and Stock Appreciation Rights may be made to Key Employees of the Company or any Participating Subsidiary, if any. Any director of the Company or of a Participating Subsidiary who is also a Key Employee shall also be eligible to receive Stock Options, Reload Options and Stock Appreciation Rights, provided, however, members of the Committee and directors who are not Key Employees shall not be eligible to receive Stock Options, Reload Options or Stock Appreciation Rights under this Plan. The Committee shall from time to time determine the Key Employees to whom Stock Options shall be granted, the number of shares of Class A Common Stock subject to the Stock Options to be granted to each such Key Employee, the Option Price of such Stock Options, and the terms and provisions of such Stock Options, all as provided in this Plan. The Option Price of any ISO shall be not less than the Fair Market Value of a share of Class A Common Stock on the date on which the Stock Option is granted, but the Option Price of an NSO may be less than the Fair Market Value on the date the NSO is granted if the Committee so determines. If an ISO is granted to a Key Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Class A Common Stock subject to the ISO at the time such ISO is granted, and such ISO shall not be exercisable after five years after the date on which it was granted. Each Stock



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Option shall be evidenced by an Option Agreement containing such terms and provisions as the Committee may determine, subject to the provisions of this Plan.

         6. SHARES OF CLASS A COMMON STOCK SUBJECT TO THIS PLAN.

         6.1 Maximum Number. The maximum aggregate number of shares of Class A Common Stock that may be made subject to Stock Options granted under this Plan shall be 600,000 authorized but unissued shares. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Class A Common Stock subject to ISOs granted to a Participant which may first become exercisable in a particular calendar year may not exceed $100,000. If any shares of Class A Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

         6.2 Capital Changes. Except as otherwise provided by and subject to
Section 13 hereof, in the event any changes are made to the shares of Class A Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), proportionate adjustments shall be made in: (i) the number of shares of Class A Common Stock theretofore made subject to Stock Options; (ii) the purchase price of shares of Class A Common Stock theretofore made subject to Stock Options; and (iii) the aggregate number of shares of Class A Common Stock which may be made subject to Stock Options. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such fractional share.

         7. EXERCISE OF STOCK OPTIONS.

         7.1 Time of Exercise. Subject to the provisions of this Plan, the Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the Option Agreement evidencing such Stock Option. A Stock Option shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted. The Committee may accelerate the vesting of any Participant's Stock Option by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the Option Agreement to reflect the new vesting schedule, if, however, the Option Agreement is not amended, the notice given by the Committee shall be deemed to amend the Option Agreement with respect to the vesting schedule. The acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option. Any shares of Class A Common Stock not purchased at the time a Stock Option first becomes exercisable shall remain purchasable at any time until the Stock Option expires.

         7.2 Exchange of Outstanding Stock. The Committee, in its sole discretion, may permit a Participant to surrender to the Company shares of Class A Common Stock previously acquired by the Participant as part or full payment for the exercise of a Stock Option. Such surrendered shares of Class A Common Stock shall be valued at their Fair Market Value on the date of exercise. A Participant may not surrender shares of Class A Common Stock having a Fair Market Value in excess of the aggregate purchase price of the shares of Class A



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Common Stock purchased upon exercise of a Stock Option. Shares of Class A Common
Stock surrendered to the Company under this Section 7.2 shall not thereafter be included in the shares of Class A Common Stock available under Section 6.1.

         7.3 Termination of Employment Before Exercise. If a Participant's employment with the Company or a Participating Subsidiary, if any, shall terminate by reason of the Participant's death or disability within the meaning of Section 22(e)(3) of the Code, any Stock Options then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of twelve months (but in no event beyond ten years from the date of grant of the Stock Option). If a Participant's employment with the Company or a Participating Subsidiary, if any, shall terminate for any reason other than the Participant's death or disability, any Stock Options then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his or her employment for a period of three months. If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

         7.4 Disposition of Forfeited Stock Options. Any shares of Class A Common Stock subject to Stock Options forfeited by a Participant under this Plan shall not thereafter be eligible for purchase by the Participant, but may be made subject to Stock Options granted to other Participants.

         8. RELOAD OPTIONS.

         8.1 Authorization of Reload Options. Concurrently with the award of Stock Options to any Participant, the Committee may authorize Reload Options to purchase, for cash or shares of Class A Common Stock, a number of shares of Class A Common Stock. The number of Reload Options shall equal:

                    the number of shares of Class A Common Stock used to
               exercise the underlying Stock Options; and

                    to the extent authorized by the Committee, the number of
               shares of Class A Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options. The grant of a Reload Option will become effective upon the exercise of underlying Stock Options or Reload Options through the use of shares of Class A Common Stock held by the Participant for at least twelve months. Notwithstanding the fact that the underlying Stock Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

         8.2 Reload Option Amendment. Each Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Stock Options. Upon the exercise of an underlying Stock Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Option Agreement.

         8.3 Reload Option Price. The Option Price per share of Class A Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value



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of a share of Class A Common Stock on the date the grant of the Reload Option becomes effective.

         8.4 Term and Exercise. Each Reload Option shall be fully exercisable six months from the date the grant of the Reload Option becomes effective. The term of each Reload Option shall be equal to the remaining option term of the underlying Stock Option.

         8.5 Termination of Employment. No additional Reload Options shall be granted to Participants when Stock Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Participant's employment with the Company or a Participating Subsidiary.

         8.6 Applicability of Stock Option Sections. Section 7 of this Plan shall apply equally to Reload Options. Section 7 of this Plan is incorporated by reference in this Section 8 as though fully set forth herein.

         9. STOCK APPRECIATION RIGHTS.

         9.1 Grant of Stock Appreciation Rights. The Committee may, from time to time, grant Stock Appreciation Rights to a Participant with respect to not more than the number of shares of Class A Common Stock which are, or may become, purchasable under the Stock Options held by the Participant. The Committee may, in its sole discretion, specify the terms and conditions of such rights, including without limitation the time period or time periods during which such rights may be exercised and the date or dates upon which such rights shall expire and become void and unexercisable; provided, however, that in no event shall such rights expire and become void and unexercisable later than the time when the related Stock Option is exercised, expires or terminates. Each Option Agreement shall state whether the Committee has granted Stock Appreciation Rights and shall specify the terms and conditions of such rights, which shall be subject to all the provisions of this Plan.

         9.2 Exercise of Stock Appreciation Rights. Subject to Section 9.3, and in lieu of purchasing shares of Class A Common Stock upon the exercise of a Stock Option held by him, a Participant may elect to exercise the Stock Appreciation Rights, if any, he has been granted and receive payment of the Redemption Value of all, or any portion, of the number of shares of Class A Common Stock subject to such Stock Option with respect to which he has been granted Stock Appreciation Rights; provided, however, that the Stock Appreciation Rights may be exercised only when the Fair Market Value of the shares of Class A Common Stock subject to such Stock Option exceeds the exercise price of the Stock Option. A Participant shall exercise Stock Appreciation Rights by delivering a written notice to the Committee specifying the number of shares of Class A Common Stock with respect to which he exercises Stock Appreciation Rights and agreeing to surrender the right to purchase an equivalent number of shares of Class A Common Stock subject to his Stock Option. If a Participant exercises Stock Appreciation Rights, payment of his Stock Appreciation Rights shall be made in accordance with Section 9.3 on or before the 90th day after the date of exercise of the Stock Appreciation Rights.

         9.3 Form of Payment. If a Participant elects to exercise Stock Appreciation Rights as provided in Section 9.2, the Committee may, in its absolute discretion, elect to pay any part or all of the Redemption Value of the shares with respect to which the Participant has exercised Stock Appreciation Rights in: (i) cash; (ii) shares of Class A Common

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Stock; or (iii) any combination of cash and shares of Class A Common Stock. The
Committee's election pursuant to this Section 9.3 shall be made by giving written notice to the Participant within 90 days after the date of exercise of the Stock Appreciation Rights, which notice shall specify the portion which the Committee elects to pay in cash, shares of Class A Common Stock or a combination thereof. In the event any portion is to be paid in shares of Class A Common Stock, the number of shares of Class A Common Stock to be delivered shall be determined by dividing the amount which the Committee elects to pay in shares of Class A Common Stock by the Fair Market Value of one share of Class A Common Stock on the date of exercise of the Stock Appreciation Rights. Any fractional share resulting from any such calculation shall be disregarded. The shares of Class A Common Stock, together with any cash payable to the Participant, shall be delivered within the 90-day period required above.

         10. NO CONTRACT OF EMPLOYMENT.

         Nothing in this Plan shall confer upon the Participant the right to continue in the employ of the Company, or any Participating Subsidiary, if any, nor shall it interfere in any way with the right of the Company, or any Participating Subsidiary, if any, to discharge the Participant at any time for any reason whatsoever, with or without cause. Nothing in this Section 10 shall affect any rights or obligations of the Company or any Participant under any written contract of employment.

         11. NO RIGHTS AS A SHAREHOLDER.

         A Participant shall have no rights as a shareholder with respect to any shares of Class A Common Stock subject to a Stock Option granted under this Plan. Except as provided in Section 6.2, no adjustments shall be made in the number of shares of Class A Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option, by reason of any dividend, distribution or other right granted to shareholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

         12. ASSIGNABILITY.

         No Stock Option, Reload Option or Stock Appreciation Right awarded under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or applicable laws of intestate succession. During a Participant's lifetime, Stock Options may be exercised only by such Participant or the guardian or legal representative of the Participant. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the assignment or transfer of an NSO by a Participant, other than an officer or director, and the exercise thereof by a person other than such Participant, on such terms and conditions as the Committee in its sole discretion, may determine. Any such terms shall be determined at the time the NSO is granted, and shall be set forth in the Option Agreement. In the event of a Participant's death, the Stock Option or any Reload Option or Stock Appreciation Right may be exercised by the personal representative of the Participant's estate or, if no personal representative has been appointed, by the successor or successors in interest determined under the Participant's will or under the applicable laws of intestate succession.



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         13. TERMINATION OF PLAN.

         In the event of dissolution or liquidation of the Company, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is the surviving corporation and the shareholders of the Company immediately prior to such transaction do not own at least fifty percent (50%) of the issued and outstanding Class A Common Stock immediately after such transaction, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is not the surviving corporation, or upon a sale of substantially all of the assets of the Company to another corporation or entity or upon the sale of Class A Common Stock to another person or entity in one or a series of transactions with the result that such person or entity owns more than fifty percent (50%) of the issued and outstanding Class A Common Stock immediately after such sale(s), the Plan and all Stock Options and Reload Options and Stock Appreciation Rights, if any, outstanding under the Plan shall terminate on the effective date of the transaction (or, in the event of a tender offer resulting in the sale of fifty percent (50%) or more of the then outstanding Class A Common Stock (a "Tender Offer"), 30 days after the final expiration of the Tender Offer) unless prior to the effective date of the transaction the Board elects, in its sole discretion, to continue the Plan. In the event the Board does not elect to continue the Plan, however, any Stock Options, Reload Options and Stock Appreciation Rights, theretofore granted and outstanding under the Plan shall become immediately exercisable in full at such time as the approval of the transaction by the Board, or the final expiration of any Tender Offer (notwithstanding any performance, vesting or other criteria contained therein), and shall remain exercisable until the effective date of such transaction or 30 days after the final expiration of the Tender Offer, whichever is applicable (unless the Stock Option, Reload Option or Stock Appreciation Right would otherwise expire by its own terms on an earlier date). The Company shall give each optionee written notice at least 30 days prior to the effective date of any termination of the Plan as a result of a transaction described above in order to permit the optionee to exercise his Stock Options and/or Reload Options and Stock Appreciation Rights, if any, prior to the effective date of termination. Unless the Board has elected to continue the Plan, any option not exercised by the effective date of a transaction described above shall terminate on such date.

         14. WITHHOLDING TAXES.

         The Company or Participating Subsidiary, if any, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company or the Participating Subsidiary, if any, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option, Reload Option or Stock Appreciation Right, including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of shares of Class A Common Stock to be issued upon the exercise of any Stock Option, Reload Option or Stock Appreciation Right, until the Participant reimburses the Company or Participating Subsidiary, if any, for the amount the Company or Participating Subsidiary, if any, is required to withhold with respect to such taxes, or cancelling any portion of such award in an amount sufficient to reimburse itself for the amount it is required to so withhold.

         15. AMENDMENT.

         The Board may from time to time alter, amend, suspend or discontinue this Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulations applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under this Plan; and provided further that no such action shall, without the approval of the shareholders of the Company, (i) increase the maximum number of shares of the Class A Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section 6.2), (ii) materially increase the benefits accruing to Participants under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan.

         16. APPLICATION OF SECTION 16.

         With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         17. REGISTRATION OF OPTIONED SHARES.

         The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the "Act"), or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Act, and from the registration or qualification requirements of applicable state securities laws. The Company shall have no obligation to register any shares of Class A Common Stock.

         18. STOCK RESTRICTIONS.

         The Committee may provide that shares of Class A Common Stock issuable upon the exercise of a Stock Option, Reload Option or Stock Appreciation Right, be subject to various restrictions, including restrictions which provide that the Company has a right to prohibit sales of such shares of Class A Common Stock, a right of first refusal with respect to such shares of Class A Common Stock or a right or obligation to repurchase all or a portion of such shares of Class A Common Stock, which restrictions may survive a Participant's term of employment with the Company. The acceleration of time or times at which the Stock Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

         19. NONEXCLUSIVITY OF THIS PLAN.

         Neither the adoption of this Plan by the Board nor the submission of this Plan to shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Participating Subsidiary, if any, has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

         20. EFFECTIVE DATE.

         This Plan was adopted by the Board and became effective on December __, 1993, and was approved by the Company's sole shareholder on December __, 1993. No ISOs shall be granted under this Plan subsequent to 10 years after its original effective date, although NSOs may continue to be granted under this Plan after such ten-year period. ISOs outstanding subsequent to ten years after the original effective date of this Plan shall continue to be governed by the provisions of this Plan.


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                   FIRST AMENDMENT TO GERIMED OF AMERICA, INC.
                                STOCK OPTION PLAN


This First Amendment to GeriMed of America, Inc. Stock Option Plan (this "Amendment") is adopted this 27th day of June, 1995, by the Board of Directors of GeriMed of America, Inc., a Colorado corporation (the "Company").

                                    RECITALS

         A. The Board of Directors of the Company adopted that certain Stock Option Plan (the "Plan") effective December 28, 1993.

         B. Under Section 15 of the Plan, the Board of Directors of the Company, with the approval of the voting shareholders of the Company, may at any time terminate the Plan or make such amendments thereto, as it shall deem advisable and in the best interest of the Company.

                                    AMENDMENT

         1. The first sentence of Section 6.1 of the Plan is hereby deleted in its entirety and the following sentence is inserted in lieu thereof:

                  6.1 Maximum Number. The maximum aggregate number of shares of Class A Common Stock that may be made subject to Stock Options granted under this Plan shall be 1,100,000 authorized but unissued shares.

         2. This Amendment shall not be effective unless it is approved by a vote of the shareholders of a majority of the issued and outstanding Voting Common Stock of the Company once it is approved by the Board of Directors of the Company.

         This Amendment was adopted and approved by the Board of Directors of the Company by unanimous written consent in lieu of special meeting effective June 27, 1995.


                                             /s/ JAMES M. GRAHAM
                                           ------------------------------------
                                                 James M. Graham, Secretary

                  SECOND AMENDMENT TO GERIMED OF AMERICA, INC.
                                STOCK OPTION PLAN

         THIS SECOND AMENDMENT TO GERIMED OF AMERICA, INC. STOCK OPTION PLAN (this "Amendment") is adopted this 22nd day of February, 1996 by the Board of Directors of GeriMed of America, Inc., a Colorado corporation (the "Company).

                                    RECITALS

         A. The Board of Directors of the Company (the "Board") on December 28, 1993 adopted, with subsequent shareholder approval, the GeriMed of America, Inc. Stock Option Plan and on June 27, 1995 adopted, with subsequent approval, the First Amendment to GeriMed of America, Inc. Stock Option Plan (collectively, the "Plan").

         B. Under Section 15 of the Plan, the Board of Directors of the Company, with the approval of the voting shareholders of the Company, may at any time terminate the Plan or make such amendments thereto, as it shall deem advisable and in the best interest of the Company.

         C. The Board of Directors of the Company has determined that it is in the best interest of the Company to amend the Plan as more fully set forth below.

                                    AMENDMENT

         NOW, THEREFORE, Section 13 of the Plan is hereby amended by deleting all references to "Class A Common Stock" and substituting in lieu thereof "voting common stock."

         THIS AMENDMENT was adopted and approved by the Board of Directors and the shareholders of the Company, each by unanimous written consent in lieu of special meeting effective February 22, 1996.

                                        /s/  James F. Riopelle
                                        ---------------------------------
                                        James F. Riopelle, President